SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         January 10, 2011

ODYSSEY PICTURES CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-18954	95-4269048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2321 Coit Road, Suite E, Plano, Texas	75075
(Address of principal executive offices)	(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (972)-867-0055

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On January 7, 2011, Odyssey Pictures Corporation Board of Directors approved an employment agreement between the Company and John W. Foster as President and Chief Executive Officer. The effective period covered by the terms of the contract is from  January 1, 2010 through January 1, 2014.

The Contract provides for an annual salary of $250,000 with increases and contract bonus to be approved by the Board of Directors along with the right to participate in other bonus, insurance and benefit plans adopted by the Company.  It provides for a special grant of common stock of 5,000,000 shares,  one third on March 31, 2011, one third on January 31, 2012 and one third on January 31, 2013.    And, it provides for options to purchase common stock as follows:  1,000,000 shares @ $.25 per share for three years beginning January 1, 2011; 1,000,000 shares @ $.50 per share for three years beginning January 1, 2012; 1,000,000 shares @ $1.00 per share for three years beginning January 1, 2013 and 1,000,000 shares @ $2.00 per share beginning January 1, 2014.

Item 3.02    Unregistered Sale of Equity Securities

On January 7, 2010, Odyssey Pictures Corporation completed the settlement of certain existing debt, made up of notes for cash, prepaid subscriptions  for cash, services and other consideration in the amount of $123,750  with the authorization of the  issuance of 2,000,000 shares of common stock to two individual unrelated creditors.

Item 5.02(e)    Departure of Directors or Principal Officers; Election of Directors; Appointmentof  Principal Officers

On January 7, 2011, Odyssey Pictures Corporation Board of Directors approved an employment agreement between the Company and John W. Foster as President and Chief Executive Officer. The effective period covered by the terms of the contract is from  January 1, 2010 through January 1, 2014.

The Contract provides for an annual salary of $250,000 with increases and contract bonus to be approved by the Board of Directors along with the right to participate in other bonus, insurance and benefit plans adopted by the Company.  It provides for a special grant of common stock of 5,000,000 shares,  one third on March 31, 2011, one third on January 31, 2012and one third on January 31, 2013.    And, it provides for options to purchase common stock as follows:  1,000,000 shares @ $.25 per share for three years beginning January 1, 2011; 1,000,000 shares @ $.50 per share for three years beginning January 1, 2012; 1,000,000 shares @ $1.00 per share for three years beginning January 1, 2013 and 1,000,000 shares @ $2.00 per share beginning January 1, 2014.

Item 9.01(d)     Financial Statements and Exhibits

Exhibit Number	Descrption

10.1
Employment agreement between the Company and John W. Foster as President and Chief Executive Officer. The effective period covered by the terms of the contract is from  January 1, 2010 through January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Pictures Corporation

January 10, 2011	By:	/s/ John Foster
John Foster,
President and CEO